UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

BNY Mellon Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/24

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Strategic Municipals, Inc.

SEMI-ANNUAL REPORT March 31, 2024

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2023, through March 31, 2024, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers of Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2024, BNY Mellon Strategic Municipals, Inc. (the “fund”) produced a total return of 13.31% on a net-asset-value basis and 16.71% on a market-price basis.1 Over the same period, the fund provided aggregate income dividends of $.1140 per share, which reflects an annualized distribution rate of 3.74%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 7.48% for the same period.3

Municipal bonds rose during the reporting period, as the market was supported by easing inflation and investor anticipation of interest-rate cuts by the U.S. Federal Reserve (the “Fed”).

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent, as determined by the sub-adviser, in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by the sub-adviser, in the event of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities through analysis of each bond’s structure, including close attention to each bond’s yield, maturity and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue bonds, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially, gains or losses, especially with respect to securities with the longest maturities.

Market Benefits from Declining Inflation, but Timing of Rate Cuts Uncertain

The municipal market posted strong gains early in the reporting period as inflation eased and the Fed signaled that rate cuts were likely in 2024. However, as the economy remained strong and inflation persisted, the timing of rate cuts became more uncertain, and investors began to temper their expectations.

The economy and employment remained strong during the period. After expanding by 4.9% in the third quarter, the economy continued at an above-trend rate of 3.4% in the fourth quarter. Growth in the first quarter of 2024 also appeared strong, remaining well above 2%, according to the Atlanta Federal Reserve Bank’s GDPNow model.

The Fed’s preferred measure of inflation, the personal consumption expenditure (“PCE”) index, rose to 2.5% year over year in February 2024, though the core PCE, which excludes food and energy, did edge slightly downward to 2.8%. Like the PCE, the consumer price (“CPI”) index remained higher than expected in 2024.

Unexpectedly strong inflation resulted in a higher yield on the 10-year Treasury as well, but this failed to slow the U.S. economy. Continued economic strength made it difficult for the Fed to ease monetary policy as easing would only further stimulate economic activity. Thus, the Fed left the federal funds target rate unchanged at 5.25%–5.50%. While expectations late in 2023 were for rate cuts to begin midway into 2024, toward the end of the reporting period, investors began to expect them to be delayed until much later in the year.

Despite a surge in rates in October, the municipal bond market rebounded strongly towards the end of 2023. Heading into 2024, municipal mutual bond funds began to receive inflow from retail investors, who had been largely absent. This resulted in favorable technical conditions as demand was more than adequate to handle increasing new issue supply.

After the initial surge, the market generally moved sideways during the first months of 2024. This kept interest rates at attractive levels, extending the opportunity for interested investors.

Duration Aided Performance

The fund’s results were driven primarily by its relatively long duration versus the Index. Longer bonds performed especially well as interest rates declined during the period. Sector allocation also contributed positively, with the overweight to revenue bonds enhancing returns, especially in continuing care & retirement centers, industrial development and prepaid gas. While security selection produced a moderately negative effect overall, the effect was positive in some segments, including education, continuing care & retirement centers, prepaid gas and public power.

Overall, the fund’s performance was hindered modestly by certain security selections, especially in the hospital, transportation and special tax segments. An overweight to tobacco bonds also detracted from performance. The fund did not employ derivatives during the period.

Monetary Easing Expected Later in the Year

Market sentiment has shifted somewhat, and the number of anticipated rate cuts by the Fed is now less than expected earlier in the reporting period. Employment remains strong, and inflation has proven to be higher than anticipated. On the plus side, this means that the entry point for the municipal bond market is attractive, as yields remain high. Inflows to municipal bond mutual funds have picked up, however, and we believe they are likely to remain strong.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We remain constructive on the market for the second half of 2024. While supply has picked up, it remains manageable and demand remains strong. Credit fundamentals are also healthy, supported by a resilient economy. In this environment, we anticipate that municipal bond spreads could tighten, enhancing the potential for total return. We continue to focus on opportunities for improving incremental yields.

Historically, the municipal bond market has performed well when the Fed has ended a tightening cycle, and an end to tightening remains a likely scenario as 2024 progresses. The presidential election in November 2024 adds some uncertainty to this outlook and is likely to result in issuance earlier in the year than would otherwise be the case. Nevertheless, we will continue to monitor the likely effects of the election and adjust the portfolio as necessary.

April 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until November 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. Dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors can not invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS

March 31, 2024 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .6%
Collateralized Municipal-Backed Securities - .6%
California Housing Finance Agency, Revenue Bonds, Ser. A (cost $2,399,555)	3.25	8/20/2036	2,698,859		2,490,280

Long-Term Municipal Investments - 141.5%
Alabama - 3.5%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	5,970,000		5,484,294
Black Belt Energy Gas District, Revenue Bonds, Refunding (Gas Project) Ser. D1	5.50	2/1/2029	5,555,000	[a]	5,922,850
Jefferson County, Revenue Bonds, Refunding	5.25	10/1/2049	2,500,000		2,688,658
Jefferson County, Revenue Bonds, Refunding	5.50	10/1/2053	1,250,000		1,363,276
				15,459,078
Alaska - .6%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	3,000,000		2,783,591
Arizona - 5.8%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Project)	5.00	7/1/2054	1,275,000	[b]	1,199,296
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	6.00	7/1/2051	1,000,000	[b,c]	60,000
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	5,770,000	[b,c]	346,200
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.25	11/1/2053	2,000,000		2,132,662
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	1,600,000	[b]	1,600,870

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Arizona - 5.8% (continued)
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. D	5.00	7/1/2047	1,035,000	[b]	1,004,453
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. D	5.00	7/1/2051	380,000	[b]	364,154
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,170,000		1,140,002
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	2,480,000	[b]	2,508,682
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	3,000,000	[b]	3,064,929
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[b]	1,975,472
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,000,000		1,089,301
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate 5.00%	4.26	12/1/2037	4,030,000	[b,d,e]	4,389,938
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[b]	2,374,848
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	1,954,967
				25,205,774
Arkansas - .6%
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (U.S. Steel Corp.)	5.70	5/1/2053	2,600,000		2,701,006

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
California - 4.7%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,400,000		1,360,936
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	1,000,000		1,023,429
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000	[b]	960,593
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.25	12/1/2056	1,000,000	[b]	1,010,976
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Tobacco Settlement Asset) Ser. B	5.00	6/1/2051	1,500,000		1,572,825
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,500,000		1,524,578
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	4,750,000		4,976,574
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate 5.00%	4.83	5/1/2044	7,860,000	[b,d,e]	8,155,549
				20,585,460
Colorado - 6.7%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,500,000		1,610,724
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities & Services Obligated Group)	5.00	12/1/2048	1,250,000		1,245,889
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,500,000		3,803,788
Colorado High Performance Transportation Enterprise, Revenue Bonds (C-470 Express Lanes System)	5.00	12/31/2056	1,245,000		1,247,712
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		1,000,004

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Colorado - 6.7% (continued)
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	4,500,000		4,473,292
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	2,000,000		1,833,895
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	2,000,000		1,486,370
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2034	1,500,000		1,551,766
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate 4.00%	3.90	8/1/2044	4,440,000	[b,d,e]	5,130,299
Tender Option Bond Trust Receipts (Series 2023-XM1124), (Colorado Health Facilities Authority, Revenue Bonds (Adventist Health System/Sunbelt Obligated Group) Ser. A) Recourse, Underlying Coupon Rate 4.00%	1.43	11/15/2048	5,535,000	[b,d,e]	5,350,873
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	650,000		539,847
				29,274,459
Connecticut - 1.4%
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Hartford University) Ser. P	5.38	7/1/2052	1,500,000		1,409,824
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,000,000		940,902
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	410,000		406,049
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[b]	3,518,073
				6,274,848

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Delaware - .2%
Delaware Economic Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.25	11/15/2053	1,000,000		1,044,217
District of Columbia - .5%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	2,500,000		2,356,841
Florida - 10.5%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	3,000,000		2,909,662
Capital Trust Agency, Revenue Bonds (WFCS Portfolio Projects) Ser. A	5.00	1/1/2056	750,000	[b]	613,262
Collier County Industrial Development Authority, Revenue Bonds (NCH Healthcare System Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2049	1,700,000		1,818,784
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[b]	4,207,053
Florida Housing Finance Corp., Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. 1	4.40	7/1/2044	2,500,000		2,481,730
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	4,685,000		4,368,947
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	3,500,000		3,558,592
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,650,000		1,556,484
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[f]	1,133,080
Miami-Dade County Water & Sewer System, Revenue Bonds (Insured; Build America Mutual)	4.00	10/1/2051	1,550,000		1,504,923
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	2,850,000		2,935,050
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.00	11/15/2042	735,000		771,239

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Florida - 10.5% (continued)
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,600,000		1,882,547
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. C	7.63	5/15/2058	1,000,000		1,104,091
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2029	700,000		719,293
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	2,500,000		2,104,914
Tender Option Bond Trust Receipts (Series 2023-XM1122), (Miami-Dade FL County Water & Sewer System, Revenue Bonds, Refunding, Ser. B) Recourse, Underlying Coupon Rate 4.00%	2.10	10/1/2049	12,750,000	[b,d,e]	12,277,071
				45,946,722
Georgia - 7.4%
Atlanta Water & Wastewater, Revenue Bonds (Proctor Creek Watershed) Ser. D	3.50	11/1/2028	880,000	[b]	870,740
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	3,250,000		3,378,983
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2030	1,500,000	[a]	1,580,894
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	9/1/2031	3,500,000	[a]	3,751,813
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate 5.00%	4.70	10/1/2043	10,000,000	[b,d,e]	9,943,199
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate 4.00%	2.55	7/1/2044	6,340,000	[b,d,e]	6,716,188

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Georgia - 7.4% (continued)
Tender Option Bond Trust Receipts (Series 2023-XF3183), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Units 3 & 4 Project) Ser. A) Recourse, Underlying Coupon Rate 5.00%	4.55	1/1/2059	3,600,000	[b,d,e] 3,609,571
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	2,400,000	2,232,233
				32,083,621
Hawaii - .5%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,000,000	1,055,207
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,500,000	1,026,582
				2,081,789
Idaho - 1.5%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000	5,015,920
Spring Valley Community Infrastructure District No. 1, Special Assessment Bonds	3.75	9/1/2051	2,000,000	[b] 1,564,808
				6,580,728
Illinois - 10.5%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000	1,451,283
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000	2,006,462
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000	2,038,820
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000	3,143,271
Chicago II, GO, Ser. A	5.00	1/1/2044	4,000,000	4,121,404
Chicago II, GO, Ser. A	5.50	1/1/2049	1,000,000	1,042,605
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2041	1,550,000	1,666,512
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,100,000	1,189,590
Illinois, GO, Ser. A	5.00	5/1/2038	3,400,000	3,555,003
Illinois, GO, Ser. C	5.00	11/1/2029	1,120,000	1,187,787
Illinois, GO, Ser. D	5.00	11/1/2028	2,825,000	2,995,776
Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	1,000,000	990,681

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Illinois - 10.5% (continued)
Illinois Finance Authority, Revenue Bonds (Plymouth Place Obligated Group) Ser. A	6.63	5/15/2052	1,000,000		1,031,997
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2049	1,750,000		1,322,492
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,000,000		2,029,043
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,554,635
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	0.00	12/15/2054	21,800,000	[f]	4,497,830
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	2,000,000		2,013,568
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate 5.00%	7.23	4/1/2025	4,920,000	[b,d,e]	4,970,234
Tender Option Bond Trust Receipts (Series 2023-XF1623), (Regional Transportation Authority Illinois, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 4.00%	3.73	6/1/2048	3,000,000	[b,d,e]	2,897,163
				45,706,156
Indiana - 1.5%
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. B	3.00	11/1/2030	1,000,000		930,439
Indiana Finance Authority, Revenue Bonds (Sustainable Bond)	7.00	3/1/2039	5,525,000	[b]	3,860,248
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (City Moral Obligation) (Insured; Build America Mutual) Ser. F1	5.25	3/1/2067	1,750,000		1,881,716
				6,672,403

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Iowa - 1.4%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,515,000		2,655,980
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2053	1,000,000		724,057
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2046	500,000		385,503
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2031	2,000,000		2,154,552
				5,920,092
Kentucky - 1.2%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	1,000,000	[b]	995,322
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	1,750,000	[a]	1,852,815
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,270,000	[a]	2,269,958
				5,118,095
Louisiana - 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	3,100,000		2,994,850
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	115,000	[g]	122,753
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,024,065
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate 5.00%	4.41	7/1/2047	10,755,000	[b,d,e]	10,905,777
				15,047,445
Maryland - 2.2%
Maryland Economic Development Corp., Revenue Bonds (Sustainable Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	3,120,000		3,260,391

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Maryland - 2.2% (continued)
Maryland Economic Development Corp., Tax Allocation Bonds (Port Covington Project)	4.00	9/1/2050	1,000,000		824,445
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,294,923
Maryland State Transportation Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2037	2,000,000		2,076,125
				9,455,884
Massachusetts - 4.9%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	1,620,000		1,563,612
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	5.25	7/1/2052	1,500,000		1,611,292
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[b]	995,164
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,411,044
Massachusetts Development Finance Agency, Revenue Bonds, Ser. T	4.00	3/1/2054	1,000,000		966,799
Tender Option Bond Trust Receipts (Series 2023-XF1604), (Massachusetts State Transportation Fund, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 5.00%	7.64	6/1/2053	14,000,000	[b,d,e]	15,022,494
				21,570,405
Michigan - 5.1%
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,099,291
Michigan Finance Authority, Revenue Bonds (Sustainable Bond) (Henry Ford)	5.50	2/28/2057	2,700,000		2,945,959
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Credit Group)	5.00	11/1/2044	5,165,000		5,239,380

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Michigan - 5.1% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	4.00	4/15/2042	1,500,000	1,475,790
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	1,000,000	1,002,249
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000	2,002,712
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2040	4,435,000	4,657,533
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000	2,018,011
				22,440,925
Minnesota - .7%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000	3,018,973
Missouri - 4.0%
Missouri Housing Development Commission, Revenue Bonds (First Place HomeOwenership Loan) (Insured; GNMA, FNMA, FHLMC) Ser. A	4.60	11/1/2049	1,750,000	1,735,666
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	2,975,000	2,874,428
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2048	2,025,000	1,968,582
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds (National Geospatial Intelligence)	5.13	6/1/2046	4,580,000	4,610,546

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Missouri - 4.0% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 4.25%	3.72	12/1/2053	3,000,000	[b,d,e]	2,904,262
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,365,000		3,287,359
				17,380,843
Nebraska - .2%
Omaha Public Power District, Revenue Bonds, Ser. A	4.00	2/1/2051	1,000,000		959,539
Nevada - 1.5%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	3,745,000		3,837,581
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000		2,494,549
				6,332,130
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. B	3.75	7/2/2040	1,000,000	[a,b]	788,757
New Jersey - 5.4%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000		1,082,624
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,855,000		1,893,048
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2025	695,000	[g]	711,320
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,500,000		1,448,320
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	1,275,000		1,387,790
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,552,248
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2044	2,000,000		2,175,592

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
New Jersey - 5.4% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,105,600
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	2,700,000		2,992,632
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,531,871
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate 5.25%	5.13	6/15/2040	3,250,000	[b,d,e]	3,323,175
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	3,180,000		3,234,737
				23,438,957
New York - 7.8%
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2052	7,825,000	[f]	1,969,132
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[b]	7,003,411
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2050	1,000,000		884,545
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.00	1/1/2036	1,000,000		1,000,986
New York Transportation Development Corp., Revenue Bonds (JFK International Airport Terminal)	5.00	12/1/2040	3,535,000		3,779,406
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,500,000		3,452,407
New York Transportation Development Corp., Revenue Bonds (LaGuradia Airport Terminal)	5.63	4/1/2040	1,000,000		1,092,791

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
New York - 7.8% (continued)
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal One Project) (Insured; Assured Guaranty Municipal Corp.)	5.13	6/30/2060	1,000,000		1,046,558
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	1,769,223
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-recourse, Underlying Coupon Rate 4.00%	3.82	11/15/2047	6,300,000	[b,d,e]	6,045,118
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A1	4.13	5/15/2064	3,000,000		2,895,903
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	1,165,000		1,080,235
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	2,150,000	[b]	2,085,257
				34,104,972
North Carolina - 3.3%
North Carolina Medical Care Commission, Revenue Bonds (The United Methodist Retirement Homes Obligated Group) Ser. A	5.13	10/1/2054	1,250,000		1,287,221
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	3,000,000		2,262,045

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
North Carolina - 3.3% (continued)
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Pennybyrn at Maryfield)	5.00	10/1/2035	1,005,000		992,040
Tender Option Bond Trust Receipts (Series 2022-XF1352), (North Carolina State Medical Care Commission Health Care Facilities, Revenue Bonds (Novant Health Obligated Group, Ser. A)) Non-recourse, Underlying Coupon Rate 4.00%	3.92	11/1/2052	10,000,000	[b,d,e]	9,676,402
				14,217,708
Ohio - 5.5%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	12,850,000		12,170,423
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[f]	3,048,401
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[f]	3,277,720
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	2,000,000		2,005,202
Franklin County Convention Facilities Authority, Revenue Bonds (GRTR Columbus Convention Center)	5.00	12/1/2044	1,250,000		1,239,625
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper OH Project)	4.50	1/15/2048	2,250,000	[b]	2,188,965
				23,930,336
Oklahoma - .4%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.50	8/15/2057	1,500,000		1,544,589

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Oregon - .6%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Willamette View Obligated Group) Ser. A	5.00	11/15/2047	1,500,000		1,422,277
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Retirement Community) Ser. A	5.00	11/15/2046	1,250,000		1,033,174
				2,455,451
Pennsylvania - 5.6%
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000		1,190,972
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	3,000,000		3,375,130
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences in Philadelphia)	5.00	11/1/2036	3,675,000		3,699,932
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,433,536
Philadelphia Airport, Revenue Bonds, Refunding (Private Activity)	5.00	7/1/2027	4,300,000		4,492,512
Tender Option Bond Trust Receipts (Series 2022-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate 4.00%	3.76	5/15/2053	4,000,000	[b,d,e]	3,762,001
Tender Option Bond Trust Receipts (Series 2023-XM1133), (Philadelphia Water & Wastewater, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B) Non-recourse, Underlying Coupon Rate 5.50%	9.46	9/1/2053	5,820,000	[b,d,e]	6,567,687
				24,521,770

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Rhode Island - 1.4%
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds) Ser. A) Non-recourse, Underlying Coupon Rate 4.13%	3.57	10/1/2048	6,000,000	[b,d,e]	5,942,760
South Carolina - 4.9%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		939,494
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	2,810,000		2,741,881
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	3,000,000		2,680,544
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate 5.13%	6.35	12/1/2043	15,000,000	[b,d,e]	14,897,559
				21,259,478
South Dakota - 1.1%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate 5.00%	7.85	7/1/2046	4,720,000	[b,d,e]	4,741,272
Texas - 13.4%
Arlington Higher Education Finance Corp., Revenue Bonds (Uplift Education) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	12/1/2053	1,500,000		1,401,500
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,573,507
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2047	3,100,000		2,725,908

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Texas - 13.4% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	4,500,000		4,592,273
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	5.75	8/15/2033	1,000,000		1,027,527
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	6,000,000		6,130,675
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,369,357
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (International Leadership of Texas) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	8/15/2053	1,000,000		971,460
Dallas Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2054	2,250,000		2,131,591
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	1,000,000		958,391
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[f]	1,813,391
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.50	7/1/2053	2,400,000		2,378,155
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2046	1,610,000		1,520,803
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,235,000		1,173,388
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,000,000	[b]	2,000,697
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Baylor Scott & White Health Project)	5.00	11/15/2051	2,000,000		2,092,283

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Texas - 13.4% (continued)
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		933,828
Tender Option Bond Trust Receipts (Series 2023-XM1125), (Medina Valley Independent School District, GO (Insured; Permanent School Fund Guarantee Program)) Non-recourse, Underlying Coupon Rate 4.00%	3.67	2/15/2053	7,500,000	[b,d,e]	7,173,381
Texas Municipal Gas Acquisition & Supply Corp. IV, Revenue Bonds, Ser. B	5.50	1/1/2034	4,000,000	[a]	4,480,322
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,300,000		1,289,771
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	6,930,000		7,018,716
Waxahachie Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.25	2/15/2053	1,500,000		1,496,664
				58,253,588
U.S. Related - 1.4%
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	770,000		773,144
Puerto Rico, GO, Ser. A	0.00	7/1/2033	381,733	[f]	250,973
Puerto Rico, GO, Ser. A	0.00	7/1/2024	48,128	[f]	47,653
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	296,629		296,160
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	311,133		293,663
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	323,574		297,967
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	266,630		262,110
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	228,839		221,499
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	330,362		337,059
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,356,059		2,581,009
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	327,370		348,425
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	312,813		353,020
				6,062,682

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Utah - .8%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,190,000		1,225,446
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,345,000		2,382,615
				3,608,061
Virginia - 4.4%
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate 5.50%	9.43	7/1/2057	7,500,000	[b,d,e]	8,235,294
Virginia Housing Development Authority, Revenue Bonds, Ser. A	4.80	9/1/2059	4,900,000		4,934,045
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,620,000		4,655,395
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.13	7/1/2058	1,250,000		1,229,136
				19,053,870
Washington - .6%
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	3,200,000	[b]	2,520,429
Wisconsin - 4.2%
Public Finance Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. A	5.00	11/15/2041	1,000,000		1,052,261
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,500,000		1,595,696
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	2,500,000		2,729,943
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	2,035,000		2,240,108

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 141.5% (continued)
Wisconsin - 4.2% (continued)
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2030	45,000	[b,g] 50,504
Public Finance Authority, Revenue Bonds (Southminster Obligated Group)	5.00	10/1/2053	2,015,000	[b] 1,804,158
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[b] 705,054
Public Finance Authority, Revenue Bonds, Ser. 1	5.75	7/1/2062	4,875,000	5,248,576
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,250,000	1,367,154
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2046	2,000,000	1,727,713
				18,521,167
Total Long-Term Municipal Investments (cost $620,633,054)			616,966,871
Total Investments (cost $623,032,609)			142.1%	619,457,151
Liabilities, Less Cash and Receivables			(42.1%)	(183,518,217)
Net Assets Applicable to Common Stockholders			100.0%	435,938,934

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $218,603,832 or 50.15% of net assets.

c Non-income producing—security in default.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	20.0
General	17.6
Education	17.2
Transportation	14.4
Nursing Homes	12.3
Development	11.4
Water	10.0
Airport	8.7
Power	6.4
School District	6.3
Tobacco Settlement	6.2
General Obligation	5.4
Multifamily Housing	1.7
Single Family Housing	1.6
Housing	1.1
Student Loan	.8
Bond Bank	.4
Special Tax	.4
Prerefunded	.2
142.1

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance	VMTPS	Variable Rate MuniFund Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	623,032,609	619,457,151
Cash		1,016,997
Interest receivable		8,475,951
Receivable for investment securities sold		2,101,373
Prepaid expenses		55,601
		631,107,073
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		293,287
Payable for inverse floater notes issued—Note 3		110,625,000
VMTPS at liquidation value—Note 1 ($78,900,000 face amount, respectively, report net of unamortized VMTPS deferred offering cost of $219,921)—Note 1(g)		78,680,079
Payable for investment securities purchased		2,925,099
Interest and expense payable related to inverse floater notes issued—Note 3		1,320,653
Dividends payable to Common Stockholders		1,183,526
Directors’ fees and expenses payable		1,125
Other accrued expenses		139,370
		195,168,139
Net Assets Applicable to Common Stockholders ($)		435,938,934
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,290,854 shares issued and outstanding)		62,291
Paid-in capital		492,991,198
Total distributable earnings (loss)		(57,114,555)
Net Assets Applicable to Common Stockholders ($)		435,938,934

Shares Outstanding
(500 million shares authorized)	62,290,854
Net Asset Value Per Share of Common Stock ($)	7.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2024 (Unaudited)

Investment Income ($):
Interest Income	14,214,293
Expenses:
Management fee—Note 2(a)	1,870,048
Interest and expense related to inverse floater notes issued—Note 3	2,291,609
VMTPS interest expense and amortization of offering costs—Note1(g)	1,837,487
Professional fees	71,599
Directors’ fees and expenses—Note 2(c)	43,016
Registration fees	35,382
Shareholders’ reports	26,452
Shareholder servicing costs	22,882
Custodian fees—Note 2(b)	5,367
Chief Compliance Officer fees—Note 2(b)	5,190
Redemption and Paying Agent fees—Note 2(b)	5,000
Miscellaneous	24,169
Total Expenses	6,238,201
Less—reduction in expenses due to undertaking—Note 2(a)	(249,386)
Less—reduction in fees due to earnings credits—Note 2(b)	(5,367)
Net Expenses	5,983,448
Net Investment Income	8,230,845
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(6,902,149)
Net change in unrealized appreciation (depreciation) on investments	49,352,761
Net Realized and Unrealized Gain (Loss) on Investments	42,450,612
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	50,681,457

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2024 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(93,051,877)
Proceeds from sales of portfolio securities	117,536,579
Interest income received	14,593,424
Interest and expense related to inverse floater notes issued	(2,699,271)
VMTPS interest expense and amortization of offering costs paid	(1,791,024)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,612,645)
Operating expenses paid	(225,007)
Net Cash Provided (or Used) in Operating Activities		32,750,179
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(7,101,157)
Decrease in payable for inverse floater notes issued	(30,862,907)
Net Cash Provided (or Used) in Financing Activities		(37,964,064)
Net Increase (Decrease) in Cash		(5,213,885)
Cash at beginning of period		6,230,882
Cash at End of Period		1,016,997
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		50,681,457
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		36,737,904
Decrease in interest receivable		379,131
Increase in receivable for investment securities sold		(75,614)
Decrease in unamortized VMTPS offering costs		46,463
Increase in prepaid expenses		(25,273)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		18,207
Decrease in payable for investment securities purchased		(5,275,439)
Decrease in interest and expense payable related to inverse floater notes issued		(407,662)
Increase in Directors' fees and expenses payable		1,125
Increase in other accrued expenses		22,641
Net change in unrealized (appreciation) depreciation on investments		(49,352,761)
Net Cash Provided (or Used) in Operating Activities		32,750,179
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Operations ($):
Net investment income	8,230,845	18,497,056
Net realized gain (loss) on investments	(6,902,149)	(12,831,234)
Net change in unrealized appreciation (depreciation) on investments	49,352,761	(544,708)
Dividends to Preferred Stockholders	-	(3,321,457)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	50,681,457	1,799,657
Distributions ($):
Distributions to stockholders	(7,101,157)	(17,129,985)
Distributions to Common Stockholders	(7,101,157)	(17,129,985)
Net proceeds from VMTPS sold	-	78,900,000
Cost of Auction Preferred Stock shares redeemed	-	(78,900,000)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	43,580,300	(15,330,328)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	392,358,634	407,688,962
End of Period	435,938,934	392,358,634

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	March 31, 2024	Year Ended September 30,
	(Unaudited)	2023[a]	2022[b]	2021[c]	2020[d]	2019[e]
Per Share Data ($):
Net asset value, beginning of period	6.30	6.54	8.71	8.37	8.68	8.28
Investment Operations:
Net investment income[f]	.13	.30	.38	.41	.43	.45
Net realized and unrealized gain (loss) on investments	.68	(.21)	(2.17)	.35	(.30)	.40
Dividends to Preferred Stockholders from net investment income	-	(.05)	(.01)	(.00)[g]	(.02)	(.03)
Total from Investment Operations	.81	.04	(1.80)	.76	.11	.82
Distributions to Common Stockholders:
Dividends from net investment income	(.11)	(.28)	(.37)	(.42)	(.42)	(.42)
Net asset value, end of period	7.00	6.30	6.54	8.71	8.37	8.68
Market value, end of period	6.10	5.33	6.08	8.70	8.28	8.58
Market Price Total Return (%)	16.71[h]	(8.29)	(26.54)	10.29	1.58	20.59

	Six Months Ended
	March 31, 2024	Year Ended September 30,
	(Unaudited)	2023[a]	2022[b]	2021[c]	2020[d]	2019[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.97[i]	2.51	1.47	1.24	1.70	1.88
Ratio of net expenses to average net assets	2.85[i]	2.39	1.35	1.12	1.58	1.77
Ratio of interest and expense related to inverse floater notes issued, VMTPS interest expense to average net assets	1.97[i,j]	1.49	.47	.26	.73	.91
Ratio of net investment income to average net assets	3.92[i]	4.37	4.81	4.71	5.11	5.41
Portfolio Turnover Rate	16.64[h]	21.29	25.44	11.05	36.52	33.21
Asset Coverage of VMTPS and Preferred Stock, end of period	653	597	617	787	760	784
Net Assets applicable to Common Stockholders, end of period ($ x 1,000)	435,939	392,359	407,689	542,342	520,677	539,930
VMTPS and Preferred Stock Outstanding,end of period ($ x 1,000)	78,900	78,900	78,900	78,900	78,900	78,900
Floating Rate Notes Outstanding, end of period ($ x 1,000)	110,625	141,488	174,781	195,856	222,556	246,228

a The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of

2.18%, a net expense ratio of 2.08%, an interest expense related to floating rate notes issued ratio of 1.30% and a net investment income of 3.80%.

b The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of

1.26%, a net expense ratio of 1.16%, an interest expense related to floating rate notes issued ratio of .41% and a net investment income of 4.14%.

c The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.08%, a net expense ratio of .98%, an interest expense related to floating rate notes issued ratio of .23% and a net investment income of 4.11%.

d The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.48%, a net expense ratio of 1.37%, an interest expense related to floating rate notes issued ratio of .63% and a net investment income of 4.44%.

e The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.64%, a net expense ratio of 1.54%, an interest expense related to floating rate notes issued ratio of .79% and a net investment income of 4.70%.

f  Based on average common shares outstanding.

g Amount represents less than $.01 per share.

h Not annualized.

i Annualized.

j Amount inclusive of VMTPS amortization of offering cost.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 3,156 shares of Variable Rate MuniFund Term Preferred Shares (“VMTPS”). The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of the fund’s Common Stock (“Common Stockholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at their liquidation value (i.e., $25,000 per share). Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund.

The VMTPS have a mandatory redemption date of July 14, 2053, and are subject to an initial early redemption date of July 13, 2026, subject to the option of the shareholders to retain the VMTPS. VMTPS that are neither retained by the shareholder nor successfully remarketed by the early redemption date will be redeemed by the fund.

The shareholders of VMTPS, voting as a separate class, have the right to elect at least two directors. The shareholders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

Dividends on VMTPS are normally declared daily and paid monthly. The Dividend Rate on the VMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities, excluding short-term investment (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	2,490,280	-	2,490,280
Municipal Securities	-	616,966,871	-	616,966,871
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(110,625,000)	-	(110,625,000)
VMTPS††	-	(78,900,000)	-	(78,900,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Additional Information section within the annual report dated September 30, 2023, provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Stockholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Stockholders will have their distributions reinvested in additional shares of the fund, unless such Common Stockholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 27, 2024, the Board declared a cash dividend of $.019 per share from net investment income, payable on April 30, 2024 to Common Stockholders of record as of the close of business on April 12, 2024. The ex-dividend date was April 11, 2024.

(e) Dividends to stockholders of VMTPS: The Dividend Rate on the VMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the VMTPS was equal to the sum of 1.05% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 3.64% on March 31, 2024. The dividend rate as of March 31, 2024 for the VMTPS was 4.69% (all terms as defined in the fund’s articles supplementary).

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $47,638,545 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2023. The fund has $21,084,810 of short-term capital losses and $26,553,735 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2023 was as follows: tax-exempt income of $20,451,442. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 14, 2053. Dividends paid on VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over 36 months from July 12, 2023.

During the period ended March 31, 2024, total interest expenses and amortized offering costs with respect to VMTPS amounted to $1,837,487 inclusive of $1,788,852 of interest expense and $48,635 amortized deferred cost fees. These fees are included in VMTPS interest expense and amortization of offering costs in the Statement of Operations.

The average amount of borrowings outstanding for the VMTPS from October 1, 2023 through March 31, 2024 was approximately $78,900,000, with a related weighted average annualized interest rate of 4.53%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..75% of the value of the fund’s average weekly net assets (including net assets representing VMTPS outstanding) and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. During the period ended March 31, 2024, there was no expense reimbursement pursuant to the Agreement.

The Adviser has agreed, from October 1, 2023 through November 29, 2024, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing VMTPS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $249,386 during the period ended March 31, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average weekly net assets (including net assets representing VMTPS outstanding).

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Custodian fees. For financial reporting purposes, the fund includes custody net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $5,367 pursuant to the custody agreement. These fees were offset by earnings credits of $5,367.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS. During the period ended March 31, 2024, the fund was charged $5,000 for the services provided by the Redemption and Paying Agent (the “Redemption and Payment Agent”).

During the period ended March 31, 2024, the fund was charged $5,190 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $327,691, Custodian fees of $2,436, the Redemption and Paying Agent fees of $5,000 and Chief Compliance Officer fees of $1,893, which are offset against an expense reimbursement currently in effect in the amount of $43,733.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $83,627,440 and $81,923,004, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2024 was approximately $121,021,620 with a related weighted average annualized interest rate of 3.79%.

At March 31, 2024, accumulated net unrealized depreciation on investments was $3,575,458, consisting of $17,771,865 gross unrealized appreciation and $21,347,323 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on October 30-31, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end general and insured municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds (the “Performance Universe”), all for various periods ended August 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. They considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for all periods, except the three-year period when the fund’s total return performance was above the Performance Group and Performance Universe medians. The Board also considered that the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for all periods, except the three-year period when the fund’s total return performance was above the Performance Group median. The Board also considered that the fund’s yield performance, on a net asset value basis, was at or above the Performance Group median for eight of the ten one-year periods ended August 31st, and was above the Performance Universe median for nine of the ten one-year periods ended August 31st, and, on a market price basis, the fund’s yield performance was at or above the Performance Group median for eight of the ten one-year periods ended August 31st and was above the Performance Universe median for nine of the ten one-year periods ended August 31st. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses, and that, based on common assets and leveraged assets together the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has agreed, until November 29, 2024, to waive receipt of a portion of its management fee from the fund, in the amount of .10% of the value of the fund’s average weekly net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s long-term relative performance compared to the fund’s benchmark index and determined to continue to monitor the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the

Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Chief Compliance Officer
Joseph S. DiMartino, Chairman	Joseph W. Connolly
Joan Gulley	Portfolio Managers
Alan H. Howard	Daniel A. Rabasco
Robin A. Melvin†	Jeffrey B. Burger
Burton N. Wallack
Benaree Pratt Wiley†
Gordon Davis††	Adviser
† Elected by VMTPS Holders	BNY Mellon Investment Adviser, Inc.
†† Advisory Board Member	Sub-Adviser
Officers	Insight North America LLC
President	Custodian
David DiPetrillo	The Bank of New York Mellon
Chief Legal Officer	Counsel
Peter M. Sullivan	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
Sarah S. Kelleher	Dividend Disbursing Agent
Vice President and Assistant Secretaries	and Registrar
Deirdre Cunnane	Computershare Inc.
Amanda Quinn	(Common Stock)
Lisa M. King	The Bank of New York Mellon
Jeff Prusnofsky	(VMTP Shares)
Joanee Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: LEO
Treasurer	Initial SEC Effective Date
James Windels	9/23/87
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	LEO

For more information about the fund, visit https://im.bnymellon.com/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853SA0324

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)